PXRE Group Ltd. Investor Presentation Keefe, Bruyette & Woods, Inc. 2003 Insurance Conference September 4, 2003

Safe Harbor Statement

Cautionary Statement under “Safe Harbor,” Provision of the Private Securities Litigation Act of 1995: This presentation contains various forward-looking statements and includes assumptions concerning our operations, future results and prospects. Statements included herein, as well as statements made by or on our behalf in press releases, written statements or other documents filed with the Securities and Exchange Commission (the “SEC”), or in our communications and discussions with investors and analysts at this conference or in the normal course of business through meetings, phone calls and conference calls, which are not historical in nature are intended to be, and are hereby identified as, “forward-looking statements” for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 as amended. These forward-looking statements, identified by words such as “intend,” “believe,” “anticipate,” or “expects” or variations of such words or similar expressions are based on current expectations and are subject to risk and uncertainties. In light of the risks and uncertainties inherent in all future projections, the inclusion of forward-looking statements in this presentation should not be considered as a representation by us or any other person that our objectives or plans will be achieved. We caution investors and analysts that actual results or events could differ materially from those set forth or implied by the forward-looking statements. For further information regarding cautionary statements and factors affecting future operating results, please refer to PXRE Group’s annual report on Form 10-K for the year ended December 31, 2002 and Form 10-Q for the quarter ended June 30, 2003.

Agenda

1. PXRE Overview

2. Performance

3. Investments

4. Value Proposition

5. Summary

PXRE Overview

PXRE Overview – Company

•	$625 million capital Bermuda-based reinsurance company with offices in US, Europe, and Barbados
•	Provider of excess-of-loss short-tail property catastrophe reinsurance, retrocessional, and specialty coverages to a worldwide marketplace
•	20+ year history as profitable short-tail underwriter
	–	Recognized specialty market with longest tenure
	–	Experienced and cohesive underwriting team
	–	Longstanding broker relationships – strong submission activity
	–	Loyal client base – opportunity to increase limits
•	Investment portfolio
	–	High-quality, low-duration fixed income securities
	–	Fund-of-funds hedge fund approach
•	Strict risk management controls applied to all exposures

PXRE Overview – Strategic Repositioning

•	Focused realignment following 9/11
	–	Concentrated focus and pricing discipline in core business
	–	Discontinued casualty lines due to lack of appropriate scale
	–	Non-renewal of other non-core business, including Lloyd’s and certain facultative lines
•	Improved market position
	–	Added significant underwriting talent
	–	Achieved additional geographic and distribution diversification
•	Moved all underwriting operations to Bermuda
	–	Center of the catastrophe reinsurance market
	–	Tax and regulatory efficiencies
	–	Bermuda and US licensed subsidiaries increase operating flexibility

PXRE’s Philosophy is to write short-tail lines focused on volatility. Portfolio spread is critical and we prefer frequency risk to severity risk. Underwriting in harmony with the pricing cycle is critical, as is astute capital management and conservative investments.

PXRE Overview – Net Premium Written

Performance

Performance – Operating Momentum
•	Successful Business Realignment
	–	Grew client base substantially despite increased competition
	–	Attracted larger lines due to compelling and longstanding claims paying record
	–	Maintained rigorous underwriting controls, with focus on profitability over volume
	–	Attracted additional high quality senior underwriting talent
•	Strong Operating Metrics
	–	NPW growth in cat and risk excess of 202% in 2002 and 59% in 2003 YTD
	–	Net income growth of 21% in 2003 YTD on a reported basis and 24% on an adjusted basis (a)
	–	Top-quartile ROE of 25% in 2003 YTD and 19% in 2002 (a)(b)
•	Improved Capital Position and Financial Flexibility
	–	$150 million private placement in 2002
	–	Substantial growth in shareholders’ equity (+27%) and total capital (+16%) vs. 1Q02 pro forma (c)

(a)	Excludes Exited Lines and net realized investment gains/(losses).
(b)	Peer group includes: ACE, Arch Capital, Axis Capital, Endurance Specialty, Everest Re, IPC Holdings, Max Re, Montpelier Re, PartnerRe, Platinum Underwriters, Renaissance Re and XL Capital.
(c)	Assuming $150 million convertible preferred issued at March 31, 2002 vs. actual issuance on April 10, 2002.

Performance– Strong Competitive Position

•	Strong competitive position in the current hard market

•	Growth rate in core short-tail business exceeded peers in 2002 and 2003:

		NPW 2002 (YOY)	NPW 2003 (6 Mo.)
		PXT: 202%	PXT: 59%
		IPCR: 98%	IPCR: 20%
		RNR: 172%	RNR: 30%

•	PXRE outperformed in the face of new competition, dramatically increased market presence

	•	Increased average line size per program 2002 to 2003: 53%
	•	Increased number of programs led: 35
	•	Initial market impact of new players now concluded

Performance – Comparable Company Analysis

Operating returns in line with its short-tailed and broader peer groups

COMPARABLE COMPANY MEDIAN
		PXRE		BERMUDIANS( a)	UNIVERSE( b )
ROE		Operating(c)	Tax- Adjusted(d)
	2003 YTD	25%	26%	17%	16%
	2002	19%	25%	13%	12%

(a)	Peer group consists of: ACE, Arch Capital, Axis Capital, Endurance Specialty, Everest Re, IPC Holdings, Max Re, Montpelier Re, PartnerRe, Platinum Underwriters, Renaissance Re and XL Capital.
(b)	Peer group consists of Bermudians plus Transatlantic Holdings, Odyssey Re and PMA Capital.
(c)	Excludes Exited Lines and net realized investment gains/(losses).
(d)	Adjusted to eliminate income tax for comparison to “full” offshore status.

Performance – Growth in Core Business Strong competitive position reflected in premium growth in cat and risk-excess business for each quarter since 2002

Performance – Underwriting Strong underwriting performance and expense control.

Performance – Net Operating Income(a) Strong operating income throughout the period, with cumulative earnings of $118 million since 9/01

(a) Excludes net realized investment gains/(losses)

Performance – Return on Equity Strong operating performance reflected in compelling returns on equity in 2002-03

Annualized Return on Equity(a)

(a) Excludes net realized investment gains/(losses)

Performance – Shareholders’ Equity Growth Strong operating performance since the private placement in April 2002. Shareholders’ equity increased 26% in total, representing at an annual rate of 20%

(a) Pro forma for 4/02 convertible preferred stock investment of $150mm.

Performance – Exited Lines Adverse development is contained - other than GL Traditional, reported losses have been in line with expected.
($ in millions)

	Paids	Case	IBNR	Reserves	NEP	Loss Ratio
Direct:
GL - Traditional	$5.0	$23.8	$19.0	$42.8	$36.2	132.1%
GL - Structured	2.5	6.4	2.5	8.9	13.5	84.4%	(a)
Other Liability	9.2	4.1	11.0	15.1	26.4	91.9%

Total Direct Casualty	16.6	34.3	32.5	66.9	76.1	109.7%

Property	8.3	1.1	0.3	1.5	14.9	65.7%
Total Direct	25.0	35.5	32.9	68.3	91.0	102.5%
Lloyds	69.7	12.9	5.5	18.4	95.8	92.0%
Int'l Casualty	22.2	3.6	3.0	6.6	38.4	75.0%
Contingency	13.7	7.0	1.7	8.7	17.9	124.8%

Total Exited Lines	$130.5	$59.0	$43.0	$102.0	$243.1	95.7%

(a) Only $3.6 million of limit remaining

Investments

Investments – Philosophy

•	High quality, low duration fixed income portfolio and fund-of-funds hedge fund portfolio
•	Very low correlation between underwriting and financial risks
•	Detailed portfolio guidelines and controls – diligent monitoring
•	Outsource investments to experienced, tested experts
	–	Gen Re New England Asset Management (GRNEAM) – match liabilities with high quality fixed income securities
	–	Mariner Investments – manages alternative investments focusing on strategies with better risk adjusted returns than a straight equity or fixed income portfolio
•	Fixed Income Portfolio – risk averse to interest rate and credit risks

Investments – Composition

Investments – Fixed Income Portfolio

Credit Quality, Sector Distribution and Industry Diversification (Corporates)

Market Value of Fixed Income Portfolio at June 30, 2003 = $736.0 million. Weighted Average Credit Rating = AA; duration = 2.6 years

Market Value of Corporate Fixed Income Portfolio at June 30, 2003 = $172.9 million

Performance – Portfolio Returns

(a)	Portfolio returns are actual investment income (excluding realized and unrealized gains) divided by monthly average invested balances for fixed maturities, hedge funds, short term investments and other invested assets.
(b)	Lehman US Government Index coupon yield. Source: GeneralRe - New England Management.

Performance – Hedge Fund Returns

•	Over six year record of careful diversification and success
•	Only one down quarter (3rd qtr of 1998 – negative 2.2%)

		S&P 500	CISDM Index	PXRE Portfolio
	Average Monthly Return	0.50	0.62	0.91
	Standard Deviation	5.24	1.43	0.87

Value Proposition

Value Proposition

	PXRE	Peers
2004E P/E Ratio (a)	4.0	8.1
Price to Book (b)	.84	1.26
2004E ROE (a)	19.3%	14.9%

(a) First Call Estimate; stock price at August 28, 2003
(b) Book Value at June 30, 2003; stock price August 28, 2003

Value Proposition – Guidance

•	Assumptions – 2003 Guidance of $4.00 to $4.25
	–	Approximately one-half of PXRE business is now written by PXRE Reinsurance Ltd.
	–	Expected Group tax rate of 4% for 2003
	–	Loss experience based on rate-adjusted historical business in-force
	–	Projected fixed income return of 3.4% (including short-term investments) and hedge fund returns of 6%

Summary

Summary
•	EPS guidance of $4.00 to $4.25
•	Successful business realignment
•	Continue to experience strong underwriting growth
•	Well-known franchise
	–	Market leader in key lines
	–	Proven underwriting acumen in core short-tail lines
•	Strong balance sheet, highly rated, no intangibles
•	Conservative investment philosophy – high quality, low duration fixed income portfolio and fund-of-funds hedge funds
•	Undervalued
	–	ROE
	–	Price-to-Book ratio

Keefe, Bruyette & Woods, Inc. 2003 Insurance Conference September 4, 2003